EXHIBIT (10)(i)

FIRST AMENDMENT

TO

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENT

 This First Amendment to the Employment and Change of Control Agreement by and among Peoples Bancorp of North Carolina, Inc. (the “Company”), Peoples Bank (the “Bank”) and the undersigned executive officer (the “Employment Agreement”) is made as of the 1st day of November, 2023 (the “Effective Date”).

 WHEREAS, the Securities and Exchange Commission (the “SEC”) has promulgated Rule 10D-1 and The Nasdaq Stock Market LLC (“Nasdaq”) has established Listing Rule 5608 with respect to “erroneously awarded compensation” (as defined in Listing Rule 5608); and

 WHEREAS, the Company, the Bank and the undersigned executive officer (the “Executive”) desire to amend the Agreement as provided herein to implement compliance by the Company and Executive with the requirements of Rule 10D-1 and Listing Rule 5608.

 NOW, THEREFORE, the Company, the Bank and Executive agree as follows:

 Section 1. The Company and Executive agree that the Excess Incentive-Based Compensation Recovery Policy adopted by Compensation Committee of the Board of Directors of the Company (the “Board”) and ratified by the Board, dated October 19, 2023, and all amendments thereto hereafter adopted by the Compensation Committee (the “Policy”), shall be deemed applicable to all existing and future Incentive-Based Compensation Awards (as such term is defined in the Policy) awarded to Executive.

 Section 2. Executive agrees to promptly perform and comply with all recovery actions taken by the Compensation Committee, or by the Company at the direction of the Compensation Committee, pursuant to the Policy.

 Section 3. Except as specifically provided in this Amendment, the terms, conditions and provisions of the Employment Agreement shall remain in full force and effect.

 Executed and delivered as of the Effective Date.

PEOPLES BANCORP OF NORTH CAROLINA, INC. By: /s/ Lance A. Sellers PEOPLES BANK By: /s/ Lance A. Sellers Lance A. Sellers President and Chief Executive Officer

FIRST AMENDMENT

TO

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENT

 This First Amendment to the Employment and Change of Control Agreement by and among Peoples Bancorp of North Carolina, Inc. (the “Company”), Peoples Bank (the “Bank”) and the undersigned executive officer (the “Employment Agreement”) is made as of the 1st day of November, 2023 (the “Effective Date”).

 WHEREAS, the Securities and Exchange Commission (the “SEC”) has promulgated Rule 10D-1 and The Nasdaq Stock Market LLC (“Nasdaq”) has established Listing Rule 5608 with respect to “erroneously awarded compensation” (as defined in Listing Rule 5608); and

 WHEREAS, the Company, the Bank and the undersigned executive officer (the “Executive”) desire to amend the Agreement as provided herein to implement compliance by the Company and Executive with the requirements of Rule 10D-1 and Listing Rule 5608.

 NOW, THEREFORE, the Company, the Bank and Executive agree as follows:

 Section 1. The Company and Executive agree that the Excess Incentive-Based Compensation Recovery Policy adopted by Compensation Committee of the Board of Directors of the Company (the “Board”) and ratified by the Board, dated October 19, 2023, and all amendments thereto hereafter adopted by the Compensation Committee (the “Policy”), shall be deemed applicable to all existing and future Incentive-Based Compensation Awards (as such term is defined in the Policy) awarded to Executive.

 Section 2. Executive agrees to promptly perform and comply with all recovery actions taken by the Compensation Committee, or by the Company at the direction of the Compensation Committee, pursuant to the Policy.

 Section 3. Except as specifically provided in this Amendment, the terms, conditions and provisions of the Employment Agreement shall remain in full force and effect.

 Executed and delivered as of the Effective Date.

PEOPLES BANCORP OF NORTH CAROLINA, INC. By: /s/ Jeffrey N. Hooper PEOPLES BANK By: /s/ Jeffrey N. Hooper Jeffrey N. Hooper Executive Vice President and Chief Financial Officer

FIRST AMENDMENT

TO

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENT

 This First Amendment to the Employment and Change of Control Agreement by and among Peoples Bancorp of North Carolina, Inc. (the “Company”), Peoples Bank (the “Bank”) and the undersigned executive officer (the “Employment Agreement”) is made as of the 1st day of November, 2023 (the “Effective Date”).

 WHEREAS, the Securities and Exchange Commission (the “SEC”) has promulgated Rule 10D-1 and The Nasdaq Stock Market LLC (“Nasdaq”) has established Listing Rule 5608 with respect to “erroneously awarded compensation” (as defined in Listing Rule 5608); and

 WHEREAS, the Company, the Bank and the undersigned executive officer (the “Executive”) desire to amend the Agreement as provided herein to implement compliance by the Company and Executive with the requirements of Rule 10D-1 and Listing Rule 5608.

 NOW, THEREFORE, the Company, the Bank and Executive agree as follows:

 Section 1. The Company and Executive agree that the Excess Incentive-Based Compensation Recovery Policy adopted by Compensation Committee of the Board of Directors of the Company (the “Board”) and ratified by the Board, dated October 19, 2023, and all amendments thereto hereafter adopted by the Compensation Committee (the “Policy”), shall be deemed applicable to all existing and future Incentive-Based Compensation Awards (as such term is defined in the Policy) awarded to Executive.

 Section 2. Executive agrees to promptly perform and comply with all recovery actions taken by the Compensation Committee, or by the Company at the direction of the Compensation Committee, pursuant to the Policy.

 Section 3. Except as specifically provided in this Amendment, the terms, conditions and provisions of the Employment Agreement shall remain in full force and effect.

 Executed and delivered as of the Effective Date.

PEOPLES BANCORP OF NORTH CAROLINA, INC. By: /s/ William D. Cable, Sr. PEOPLES BANK By: /s/ William D. Cable, Sr. William D. Cable, Sr. Executive Vice President and Chief Operating Officer